UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2025

WELLGISTICS HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive officers) (Zip Code)

(844) 203-6092

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	WGRX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of a Material Definitive Agreement.

As previously disclosed, on April 9, 2025 Wellgistics Health, Inc. (the “Company”) entered into an equity purchase agreement (the “ELOC Purchase Agreement”) with Hudson Global Ventures, LLC (the “Investor”), pursuant to which the Company had the right, but not the obligation, to direct the Investor to purchase up to $50,000,000 in shares of the Company’s common stock upon satisfaction of certain terms and conditions contained in the ELOC Purchase Agreement.

On August 13, 2025, the Company delivered written notice to the Investor of its election to terminate the ELOC Purchase Agreement, pursuant to Section 10.5 thereof, and abandoned the transactions contemplated thereby. The Company did not incur any termination fees or penalties as a result of terminating the ELOC Purchase Agreement.

The foregoing description of the ELOC Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the ELOC Purchase Agreement, which was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 11, 2025, and which is incorporated by reference herein.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 8, 2025, Prashant Patel advised the Company that he was resigning from his position as the Company’s President and a member of the board of directors effective immediately. Mr. Patel’s decision to resign is not the result of any dispute or disagreement with the Company, the Company’s management or the Company’s board of directors on any matter relating to the Company’s operations, policies, or practices.

As a result of Mr. Patel’s resignation, his employment agreement with the Company automatically terminated as of August 8, 2025.

Item 7.01. Regulation FD Disclosure.

On August 13, 2025, the Company issued a press release announcing the launch of its XRP Implementation Program. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Additionally, on August 14, 2025, the Company issued a press release announcing the termination of the ELOC Purchase Agreement. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Each press release shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such Section 18. The information in this Item 7.01, as well as Exhibit 99.1 and Exhibit 99.2, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended or the Exchange Act regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release by Wellgistics Health, Inc., dated August 13, 2025.
99.2	Press Release by Wellgistics Health, Inc., dated August 14, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wellgistics Health, Inc.

Dated: August 14, 2025	By:	/s/ Mark DiSiena
Mark DiSiena
Chief Financial Officer